UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 27, 2006

                Residential Asset Securitization Trust 2006-A1
                ----------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-21

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                  95-4791925
-------------------------------------             -----------------------
     (State or Other Jurisdiction                    (I.R.S. Employer
  of Incorporation of the depositor)                Identification No.)

        155 North Lake Avenue
         Pasadena, California                                      91101
------------------------------------                    -----------------------
        (Address of Principal                                   (Zip Code)
          Executive Offices)


The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

      Section 8.

Item 8.01   Other Events.

      On February 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On February 23, 2006, Morgan Stanley & Co. Incorporated ("Morgan Stanley") entered into two interest rate corridor contracts (the "Yield Maintenance Agreements"), each as evidenced by a confirmation between Morgan Stanley and Morgan Stanley Capital Services Inc. (the "Confirmations"). The Confirmations are annexed hereto as Exhibit 99.2.

      On February 27, 2006, Morgan Stanley entered into an Assignment Agreement (the "Assignment Agreement"), dated as of February 27, 2006, by and among the Trustee on behalf of the Trust, Morgan Stanley and the Counterparty, pursuant to which Morgan Stanley assigned all of its rights and delegated all of its duties and obligations under the Yield Maintenance Agreements to the Trust. The Assignment Agreement is annexed hereto as Exhibit 99.3.

      On February 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 27, 2006, by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and Morgan Stanley Capital Services Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.4.


      Section 9. Financial Statements and Exhibits.

Item 9.01.

      (a) Financial statements of business acquired.

            Not applicable

      (b) Pro forma financial information.

            Not applicable.

      (c)   Exhibits:

      99.1. Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The Confirmations, each dated as of February 23, 2006, between the Counterparty and Morgan Stanley.

      99.3 The Assignment Agreement, dated as of February 27, 2006, by and among Morgan Stanley, the Trustee and the Counterparty.

      99.4 The Item 1115 Agreement, dated as of February 27, 2006, by and among the Company, IndyMac, IndyMac ABS and the Counterparty.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               -----------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: March 14, 2006

                                 Exhibit Index

Exhibit

      99.1. Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, IndyMac and the Trustee.

      99.2 The Confirmations, each dated as of February 23, 2006, between the Counterparty and Morgan Stanley.

      99.3 The Assignment Agreement, dated as of February 27, 2006, by and among Morgan Stanley, the Trustee and the Counterparty.

      99.4 The Item 1115 Agreement, dated as of February 27, 2006, by and among the Company, IndyMac, IndyMac ABS and the Counterparty.